Exhibit 99.1


                 ROBERT MERRITT JOINS COSI'S BOARD OF DIRECTORS

DEERFIELD, Ill., October 6, 2005 -- Cosi, Inc. (Nasdaq: COSI), the premium convenience restaurant company, today announced that Robert Merritt has been appointed to the Company's Board as an independent Director. Mr. Merritt was, until April of this year, Chief Financial Officer of Outback Steakhouse (NYSE:
OSI), and has more than two decades of experience in the restaurant industry. He succeeds Garry Stock, who resigned from the Board, effective September 30, 2005, after dedicating 18 months to Cosi as a Board member while maintaining full-time business commitments in Israel and Australia.

"Bob is a tremendous addition to our Board," said William D. Forrest, Cosi's Executive Chairman. "He understands first-hand what it takes to grow and sustain a national franchise - experience that is directly relevant to our mission at Cosi. His thoughtful financial leadership over the years will also be key as we build for the future.

"I want to thank Garry for his contributions to Cosi's Board. His experience was instrumental as we planned and began executing the national expansion we are now undertaking. We recognize Garry's many geographically widespread commitments, and we are grateful that he was able to make Cosi a priority of his over the past 18 months. We wish him well in the future."


About Cosi, Inc.
----------------

Cosi (http://www.getcosi.com) is the premium, convenience restaurant that offers breakfast, lunch, afternoon coffee, dinner and dessert menus full of creative, fresh, flavorful foods and beverages. Cosi has developed featured foods that are built around a secret, generations-old recipe for crackly crust flatbread. This artisan bread is freshly baked in front of customers throughout the day in open flame stone hearth ovens prominently located in each of the restaurants.

The Cosi menu features, Cosi sandwiches, freshly tossed salads, Cosi Melts, soups, Cosi bagels, pizzas, S'mores and other desserts, and a wide range of coffee beverages. Cosi restaurants are designed to be welcoming and comfortable with an eclectic environment. Cosi's sights, sounds, and spaces create a tasteful, relaxed place that always provides a fresh and new dining experience.

The Cosi vision is to become America's favorite quality, convenience restaurant by providing customers authentic, innovative, savory food while remaining an affordable luxury.

Cosi currently has 93 Company-owned and two franchise restaurants in seventeen states, including Massachusetts, Connecticut, New York, New Jersey, Pennsylvania, Virginia,

Maryland, Illinois, Ohio, Michigan, Wisconsin, Florida, Georgia, Tennessee, Washington, California, Kentucky, and the District of Columbia.


"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains statements that constitute forward- looking statements under the federal securities laws. Forward-looking statements are statements about future events and expectations and not statements of historical fact. The words "believe," "may," "will," "should," "anticipate," "estimate," "expect," "intend," "objective," "seek," "plan," "strive," or similar words, or negatives of these words, identify forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors. Forward-looking statements are based on management's beliefs, assumptions and expectations of our future economic performance, taking into account the information currently available to management. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Factors that could contribute to these differences include, but are not limited to: the cost of our principal food products and supply and delivery shortages or interruptions; labor shortages or increased labor costs; changes in consumer preferences and demographic trends; expansion into new markets; our ability to locate suitable restaurant sites in new and existing markets and negotiate acceptable lease terms; competition in our markets, both in our business and in locating suitable restaurant sites; our operation and execution in new and existing markets; our ability to recruit, train and retain qualified corporate and restaurant personnel and management; cost effective and timely planning, design and build-out of restaurants; our ability to attract and retain qualified franchisees; the availability and cost of additional financing, both to fund our existing operations and to open new restaurants; the rate of our internal growth and our ability to generate increased revenue from our existing restaurants; our ability to generate positive cash flow from existing and new restaurants; the reliability of our customer and market studies; fluctuations in our quarterly results due to seasonality; increased government regulation and our ability to secure required governmental approvals and permits; our ability to create customer awareness of our restaurants in new markets; market saturation due to new restaurant openings; inadequate protection of our intellectual property; adverse weather conditions which impact customer traffic at our restaurants and adverse economic conditions. Further information regarding factors that could affect our results and the statements made herein are included in our filings with the Securities and Exchange Commission.


Media Contact:                                              Investor Contact:
Jon Morgan or Adam Weiner                                   William Koziel
Kekst and Company                                           Cosi, Inc.
(212) 521-4800                                              (847) 597-8803